EXHIBIT 23.2

                             ARTHUR ANDERSEN LLP


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



   RE:  Delphi Information Systems, Inc.
        Form S-3 for Registration of 28,321,060 Shares of Common Stock

        As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this registration statement.


                                 ARTHUR ANDERSEN LLP


   Chicago, Illinois
   May 7, 1997




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